FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 333-141093

GABELLI SRI FUND, INC. (the “Fund”)

Supplement dated August 13, 2014, to the Fund’s Prospectus for

Class A Shares, Class C Shares and Class I Shares, dated July 29, 2014

Effective immediately, Gabelli Funds, LLC (the “Adviser”) has added the Standard & Poor’s 500 Index as a secondary benchmark of the Fund’s performance.

The “Performance” section beginning on page 5 of the Prospectus should be replaced with the following:

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one year, five years, and the life of the Fund compared with the MSCI AC World Index and the Standard & Poor’s (“S&P”) 500 Index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

GABELLI SRI FUND, INC.

(Total Returns for Class A Shares for the Years Ended December 31)

Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund’s returns would be less than those shown. During the years shown in the bar chart, the highest return for a quarter was 28.22% (quarter ended June 30, 2009) and the lowest return for a quarter was (18.61)% (quarter ended September 30, 2011).

Year to date total return for the six months ended June 30, 2014, was 4.49%.

Average Annual Total Returns (for the years ended December 31, 2013, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Since Inception
Gabelli SRI Fund, Inc.
Class A Shares (first issued on 6/1/07)
Return Before Taxes	15.62%	16.83%	5.29%
Return After Taxes on Distributions	15.57%	16.24%	4.86%
Return After Taxes on Distributions and Sale of Fund Shares	8.82%	13.41%	3.99%
Class C Shares (first issued on 6/1/07)
Return Before Taxes	20.74%	17.32%	5.45%
Class I Shares (first issued on 6/1/07)
Return Before Taxes	23.01%	18.50%	6.50%
MSCI AC World Index (reflects no deduction for fees, expenses or taxes)	22.80%	14.92%	2.46%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	5.12%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary due to the differences in expenses.

The following should be added to “Index Descriptions” on page 13 of the Prospectus:

“The S&P® 500 Index is a widely recognized, unmanaged index of common stock prices. The Index figures do not include any deduction for fees, expenses, or taxes. You cannot invest directly in the S&P® 500 Index.”

Please retain this Supplement with your Prospectus for reference.